As filed with the Securities and Exchange Commission on December 19, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2017 – October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report
October 31, 2017
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2017

Dear Shareholder,

We are pleased to offer this semi-annual report for the Monongahela All Cap Value Fund (the "Fund") for the time period from May 1, 2017 to October 31, 2017. For this time period the Fund was up 7.17%, the S&P 500 Index (the "S&P 500") was up 9.1% and the Russell 2000 Value Index was up 5.54.% Calendar year to date (January 1st to October 31st) the Monongahela All Cap Value Fund was up 14.65%, the S&P 500 was up 16.91% and the Russell 2000 Value Index was up 5.81%. As noted in the comparative index returns, growth oriented equities outperformed value oriented stocks for both the six month period and the calendar year to date ending October 31st. Our fund with its value directive is performing well against the Russell 2000 Value Index and trailing the S&P.

Isaac Newton and the Amazon Effect

Isaac Newton presented his three laws of motion in "Philosophiae Naturalis Principia Mathematica" in 1687. Paraphrasing Newton's first law of motion; an object at rest remains at rest, or if in motion, remains in motion at a constant velocity unless acted on by an unbalanced force.

The stock market seems to be following Newton's law, as the S&P 500 continued to stream higher, up 16.91% in the first ten months of the year. With relatively low funding cost, expanding P/E multiples and profit margin expansion, the major averages are trading at all-time highs.

Newton noted that it is the natural tendency of objects to resist changes in their state of motion which he described as inertia. We have had devastating hurricanes, threats from an unstable Korean peninsula, political turmoil across the globe and hints from the Federal Reserve concerning tightening monetary policy … and the market has stayed in motion. While we do not make macro forecasts, we believe it is reasonable to assume that there will be an "unbalanced force" at some point that disrupts and changes the market's direction.

When we analyze the current bull market which began March 9, 2009, quantitative investing with the accelerant of extraordinarily low interest rates have propelled the market to all-time highs. Quantitative passive investing tends to focus on growth and momentum and has led to historical gains in large cap stocks like Amazon, Facebook, Netflix, Tesla and Apple. At the same time, the unpopular and out of favor sectors, many of them disrupted by Amazon, present value at current levels. Like Walmart before, Amazon is an incredibly efficient disrupter with access to an extremely low cost of capital. The thinking on Wall Street is that Amazon will become the behemoth that crushes all competition in all sectors of retailing, rendering all other distributors obsolete. While we believe it is likely that inefficient distributors like Sears will be put out of business, for others, the selling is overdone. Because of the fear of Amazon, these stocks are trading well below their intrinsic value and offer a generous dividend yield, causing us to add or increase our positions, as noted below.

Portfolio Additions

As value investors we identify mispricing based on fundamentals like earnings growth, dividend yield, balance sheet strength and quality of management. Focusing on fundamentals helps us to properly re-allocate assets in extended bull markets and move into out-of-favor issues which we believe should outperform in the next cycle. These stocks tend to be deeply discounted and more defensive in a flat or declining market.

Consumer Staples/Discretionaries in which we have added or increased our position include:

as of 10/31/17

	Price	52 week range	Dividend Yield
General Mills	51.92	50.13 – 64.00	3.8%
Walgreens	66.27	63.82 – 88.00	2.4%
Williams Sonoma	51.60	42.65 – 57.00	3.0%

1

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2017

The Industrial Sector also offered buying opportunities. In the small capitalization category, we have added Gorman-Rupp, a pump manufacturer serving various industries. Mid-capitalization additions include Matson Inc., an ocean transport and logistics company and MSA Safety, a manufacturer of a broad range of industrial safety products. All these were added at steep discounts to intrinsic value during periods of short term price disruption. In the large capitalization group, we have added Schlumberger, which provides technology solutions for evaluating energy reserves. In addition, we have added General Electric. The problems at GE are chronicled daily in the press and the discounted price is enough to compensate for the misguided management of the past fifteen years. It is hard to buy out of favor companies when the negative news seems insurmountable, but that is precisely where value is created.

Portfolio Deletions

The six months ending October 31st was an active period for mergers and acquisitions. Value investing's discipline identifies discounted value and often spotlights takeover candidates. Such was the case in the 6 months ending October 31st. Three companies were acquired: Whole Foods by Amazon; Western Refining by Tesaro; Rockwell Collins by United Technologies. In the consumer staples sector, Orchard Papers was sold for a loss after unexpected structural margin pressure and a dividend cut.

Managing risk, particularly with our value style dictates that we make adjustments when stocks exceed our intrinsic value models. The surge in growth stocks and a corresponding devaluation in the "Amazon effect" equities have presented an opportunity to re-allocate growth profits into value oriented legacy positions. Buying General Mills, Walgreens, Williams Sonoma, Gorman-Rupp, Matson, MSA Safety, Schlumberger and General Electric at deep discounts to core value allows us to look ahead and prepare for the eventual "unbalanced force."

Mark Rodgers       Michael C. Rodgers
Co-Manager       Co-Manager

IMPORTANT RISKS AND DISCLOSURES:
Mutual fund investing involves risk, including possible loss of principal. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31,  2017, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

2

MONONGAHELA ALL CAP VALUE FUND PERFORMANCE CHART AND ANALYSIS OCTOBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the "Fund") compared with the performance of the primary benchmark, the S&P 500 Index (the "S&P 500"), and the secondary benchmark, the Russell 2000 Value Index (the "Russell 2000 Value") since inception.  The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.  The total returns of both the S&P 500 and the Russell 2000 Value include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the S&P 500 and the Russell 2000 Value does not include expenses. The Fund is professionally managed, while the S&P 500 and the Russell 2000 Value are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Monongahela All Cap Value Fund vs. S&P 500 Index and Russell 2000 Value Index

Average Annual Total Returns Periods Ended October 31, 2017	6 Month	1 Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	7.17%	23.69%	11.29%
S&P 500 Index	9.10%	23.63%	13.71%
Russell 2000 Value Index	5.54%	24.81%	10.88%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 4.29%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse certain expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2018 ("Expense Cap"). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

MONONGAHELA ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS OCTOBER 31, 2017

Shares	Security Description	Value
Common Stock - 91.6%
Consumer Discretionary - 14.7%
7,500	El Pollo Loco Holdings, Inc. (a)	$86,250
7,000	Harley-Davidson, Inc.	331,380
5,000	Tapestry, Inc.	204,750
5,000	Target Corp.	295,200
8,000	Williams-Sonoma, Inc.	412,800
		1,330,380
Consumer Staples - 15.2%
3,000	Alico, Inc.	98,700
1,200	Dr. Pepper Snapple Group, Inc.	102,792
7,500	General Mills, Inc.	389,400
1,500	Snyder's-Lance, Inc.	56,445
5,000	The Coca-Cola Co.	229,900
2,250	The Procter & Gamble Co.	194,265
4,500	Walgreens Boots Alliance, Inc.	298,215
		1,369,717
Energy - 1.8%
2,500	Schlumberger, Ltd.	160,000
Financials - 12.1%
3,000	American Express Co.	286,560
454	Brighthouse Financial, Inc. (a)	28,230
11,500	Federated Investors, Inc., Class B	357,305
5,000	MetLife, Inc.	267,900
7,500	Old Republic International Corp.	152,175
		1,092,170
Health Care - 12.7%
3,000	Baxter International, Inc.	193,410
1,500	Eli Lilly & Co.	122,910
4,000	Gilead Sciences, Inc.	299,840
1,000	Johnson & Johnson	139,410
2,500	PerkinElmer, Inc.	180,800
900	Teleflex, Inc.	213,282
		1,149,652
Industrials - 15.1%
5,000	Cubic Corp.	272,750
3,000	Emerson Electric Co.	193,380
10,000	General Electric Co.	201,600
1,500	Hubbell, Inc.	188,730
8,500	Matson, Inc.	231,455
2,500	MSA Safety, Inc.	198,750
2,500	The Gorman-Rupp Co.	79,950
		1,366,615
Technology - 17.7%
7,500	Corning, Inc.	234,825
750	F5 Networks, Inc. (a)	90,952
10,000	II-VI, Inc. (a)	452,000
7,500	NetScout Systems, Inc. (a)	213,000
8,000	Reis, Inc.	146,000
12,500	Seagate Technology PLC	462,125
		1,598,902
Utilities - 2.3%
3,500	National Fuel Gas Co.	203,175
Total Common Stock (Cost $7,037,796)		8,270,611
Money Market Fund - 7.8%
706,233	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.93% (b) (Cost $706,233)	706,233

		Value
Total Investments - 99.4% (Cost $7,744,029)		$8,976,844
Other Assets & Liabilities, Net – 0.6%		56,007
Net Assets – 100.0%		$9,032,851

PLC Public Limited Company
(a) Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2017.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of October 31, 2017.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$8,270,611
Level 2 - Other Significant Observable Inputs	706,233
Level 3 - Significant Unobservable Inputs	-
Total	$8,976,844

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended October 31, 2017.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.8%
Consumer Staples	15.2%
Energy	1.8%
Financials	12.2%
Health Care	12.8%
Industrials	15.2%
Technology	17.8%
Utilities	2.3%
Money Market Fund	7.9%

100.0%

See Notes to Financial Statements.	4

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2017

ASSETS
. Investments, at value (Cost $7,744,029)	$8,976,844
Receivables:
Fund shares sold	56,500
Dividends	10,490
From investment adviser	10,446
Prepaid expenses	4,261
Total Assets	9,058,541

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	9
Fund services fees	8,610
Other expenses	17,071
Total Liabilities	25,690

NET ASSETS	$9,032,851

COMPONENTS OF NET ASSETS
Paid-in capital	$6,928,431
Undistributed net investment income	79,913
Accumulated net realized gain	791,692
Net unrealized appreciation	1,232,815
NET ASSETS	$9,032,851
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	610,594
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$14.79
*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	5

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED OCTOBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $110) .	$90,254
Total Investment Income	90,254

EXPENSES
Investment adviser fees	31,704
Fund services fees	87,153
Custodian fees	2,604
Registration fees	2,828
Professional fees	18,114
Trustees' fees and expenses	3,041
Other expenses	9,846
Total Expenses	155,290
Fees waived and expenses reimbursed	(119,358)
Net Expenses	35,932

NET INVESTMENT INCOME	54,322

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	464,828
Net change in unrealized appreciation on investments	82,085
NET REALIZED AND UNREALIZED GAIN	546,913
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$601,235

See Notes to Financial Statements.	6

MONONGAHELA ALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended October 31, 2017	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$54,322	$91,663
Net realized gain	464,828	355,301
Net change in unrealized appreciation	82,085	958,166
Increase in Net Assets Resulting from Operations	601,235	1,405,130

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(85,622)
Net realized gain	-	(60,190)
Total Distributions to Shareholders	-	(145,812)

CAPITAL SHARE TRANSACTIONS
Sale of shares	555,799	1,118,185
Reinvestment of distributions	-	144,675
Redemption of shares	(69,107)	(275,441)
Increase in Net Assets from Capital Share Transactions	486,692	987,419
Increase in Net Assets	1,087,927	2,246,737

NET ASSETS
Beginning of Period	7,944,924	5,698,187
End of Period (Including line (a))	$9,032,851	$7,944,924

SHARE TRANSACTIONS
Sale of shares	39,655	87,858
Reinvestment of distributions	-	11,083
Redemption of shares	(4,750)	(21,398)
Increase in Shares	34,905	77,543

(a) Undistributed net investment income	$79,913	$25,591

See Notes to Financial Statements.	7

MONONGAHELA ALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended October 31, 2017		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	July 1, 2013 (a) through April 30, 2014
NET ASSET VALUE, Beginning of Period	$13.80		$11.44	$11.71	$11.25	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.17	0.13	0.08	0.06
Net realized and unrealized gain (loss)	0.90		2.46	(0.21)	0.59	1.36
Total from Investment Operations	0.99		2.63	(0.08)	0.67	1.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.16)	(0.10)	(0.07)	(0.03)
Net realized gain	—		(0.11)	(0.09)	(0.14)	(0.14)
Total Distributions to Shareholders	—		(0.27)	(0.19)	(0.21)	(0.17)
REDEMPTION FEES (b)	—		—	—	—	—	(c)
NET ASSET VALUE, End of Period	$14.79		$13.80	$11.44	$11.71	$11.25
TOTAL RETURN	7.17	%(d)	23.18%	(0.59)%	6.01%	14.29	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$9,033	$7,945		$5,698	$4,224	$2,479
Ratios to Average Net Assets:
Net investment income	1.29	%(e)	1.37%	1.20%	0.71%	0.64	%(e)
Net expenses	0.85	%(e)	0.85%	0.85%	0.85%	0.85	%(e)
Gross expenses (f)	3.67	%(e)	4.29%	5.49%	7.76%	14.84	%(e)
PORTFOLIO TURNOVER RATE	27	%(d)	51%	95%	71%	32	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2017

Note 1. Organization
The Monongahela All Cap Value Fund (the "Fund") is a a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at
9

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2017

the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of October 31, 2017, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2017

Note 3. Fees and Expenses
Investment Adviser – Rodgers Brothers, Inc. d/b/a Monongahela Capital Management (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through September 1, 2018, to limit annual operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended October 31, 2017, fees waived and expenses reimbursed were as follows:
Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$31,704	$43,279	$44,375	$119,358

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of October 31, 2017, $422,388 is subject to recapture by the Adviser.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended October 31, 2017 were $3,038,448 and $2,018,017, respectively.

11

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2017

Note 6. Federal Income Tax
As of October 31, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,354,909
Gross Unrealized Depreciation	(122,094)
Net Unrealized Appreciation	$1,232,815

As of April 30, 2017, distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$123,330
Undistributed Long-Term Gain	230,293
Unrealized Appreciation	1,149,562
Total	$1,503,185

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
12

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION OCTOBER 31, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017, through October 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2017	October 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,071.74	$4.44	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

13

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
223 Mercer Street
Harmony, PA 16037

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1017

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 15, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	December 15, 2017